Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Executive Officer
Form N-CSR Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Large Cap Value Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government & Agency Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Fixed Income Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, MFS Strategic Value Portfolio, Conservative Income Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio, Income and Growth Strategy Portfolio, templeton Foreign Value Portfolio, Mercury Large Cap Core Portfolio, a series of Scudder Variable Series II on Form N-CSR;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

            (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

            (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

            (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

            (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

February 28, 2005                           /s/Julian Sluyters

                                            Julian Sluyters
                                            Chief Executive Officer

                                            Aggressive Growth Portfolio,
                                            Blue Chip Portfolio, Large Cap
                                            Value Portfolio, Dreman
                                            Financial Services Portfolio,
                                            Dreman High Return Portfolio,
                                            INVESCO Dynamic Growth
                                            Portfolio, Eagle Focused Large
                                            Cap Growth Portfolio, Focus
                                            Value + Growth Portfolio,
                                            Global Blue Chip Portfolio,
                                            Government & Agency Securities
                                            Portfolio, Janus Growth &
                                            Income Portfolio, Janus Growth
                                            Opportunity Portfolio, Growth
                                            Portfolio, High Income
                                            Portfolio, Index 500 Portfolio,
                                            International Select Equity
                                            Portfolio, Fixed Income
                                            Portfolio, Turner Mid Cap
                                            Growth Portfolio, Money
                                            Portfolio, Small Cap Growth
                                            Portfolio, Dreman Small Cap
                                            Value Portfolio, Oak Strategic
                                            Equity Portfolio, Strategic
                                            Income Portfolio, Technology
                                            Growth Portfolio, Total Return
                                            Portfolio, Davis Venture Vale
                                            Portfolio, MFS Strategic Value
                                            Portfolio, Conservative Income
                                            Strategy Portfolio, Growth and
                                            Income Strategy Portfolio,
                                            Growth Strategy Portfolio,
                                            Income and Growth Strategy
                                            Portfolio, Templeton Foreign
                                            Value Portfolio, Mercury Large
                                            Cap Core Portfolio, a series of
                                            Scudder Variable Series II

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Form N-CSR Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Large Cap Value Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government & Agency Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Fixed Income Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, MFS Strategic Value Portfolio, Conservative Income Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio, Income and Growth Strategy Portfolio, templeton Foreign Value Portfolio, Mercury Large Cap Core Portfolio, a series of Scudder Variable Series II on Form N-CSR;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

            (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

            (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

            (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

            (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

February 28, 2005                         /s/Paul Schubert

                                          Paul Schubert
                                          Chief Financial Officer

                                          Aggressive Growth Portfolio,
                                          Blue Chip Portfolio, Large Cap
                                          Value Portfolio, Dreman
                                          Financial Services Portfolio,
                                          Dreman High Return Portfolio,
                                          INVESCO Dynamic Growth
                                          Portfolio, Eagle Focused Large
                                          Cap Growth Portfolio, Focus
                                          Value + Growth Portfolio,
                                          Global Blue Chip Portfolio,
                                          Government & Agency Securities
                                          Portfolio, Janus Growth &
                                          Income Portfolio, Janus Growth
                                          Opportunity Portfolio, Growth
                                          Portfolio, High Income
                                          Portfolio, Index 500 Portfolio,
                                          International Select Equity
                                          Portfolio, Fixed Income
                                          Portfolio, Turner Mid Cap
                                          Growth Portfolio, Money
                                          Portfolio, Small Cap Growth
                                          Portfolio, Dreman Small Cap
                                          Value Portfolio, Oak Strategic
                                          Equity Portfolio, Strategic
                                          Income Portfolio, Technology
                                          Growth Portfolio, Total Return
                                          Portfolio, Davis Venture Vale
                                          Portfolio, MFS Strategic Value
                                          Portfolio, Conservative Income
                                          Strategy Portfolio, Growth and
                                          Income Strategy Portfolio,
                                          Growth Strategy Portfolio,
                                          Income and Growth Strategy
                                          Portfolio, Templeton Foreign
                                          Value Portfolio, Mercury Large
                                          Cap Core Portfolio, a series of
                                          Scudder Variable Series II